UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 30, 2006
infoUSA Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-19598 (Commission File Number)	47-0751545 (I.R.S. Employer Identification No.)

5711 South 86th Circle Omaha, Nebraska (Address of Principal Executive Offices)	68127 (Zip Code)
(402) 593-4500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
(d)	On March 30, 2006, the Board of Directors elected Bernard W. Reznicek to serve as a director of the Company, to fill the vacancy resulting from the resignation of Charles W. Stryker in January 2006. Mr. Reznicek was elected to serve in the class of directors whose term expires at the Company’s 2008 annual meeting of shareholders. Mr. Reznicek was also appointed to serve on the Company’s Audit Committee and Nominating and Corporate Governance Committee.

A copy of the press release announcing the election of Mr. Reznicek as a director is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits. The following exhibit is furnished herewith:

Exhibit 99.1	Press Release dated March 30, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

infoUSA Inc. (Registrant)
Date: March 30, 2006	By:	/s/ STORMY DEAN
Stormy Dean
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 30, 2006